Exhibit 99.1

TRxADE Health, Inc. Announces Receipt of Notice from Nasdaq Regarding Late Filing of Quarterly Report on Form 10-Q

TAMPA, FL – (May 29, 2024) – TRxADE HEALTH, Inc. (Nasdaq: MEDS) (the “Company”), announced that, on May 23, 2024, the Company received a notice (the “Notice”) from the Nasdaq Listing Qualifications Department (“Nasdaq”) indicating that because the Company had not yet filed its Quarterly Report on Form 10-Q for the period ending March 31, 2024 (the “Form 10-Q”), the Company is not compliant with the timely filing requirement for continued listing under Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”), which requires listed companies to timely file all required periodic reports with the Securities and Exchange Commission.

The Notice indicates that the Company must, no later than July 22, 2024, submit a plan to regain compliance with respect to the filing requirement. Following receipt of such plan, Nasdaq may grant an extension of up to 180 calendar days from the Form 10-Q due date, or until November 18, 2024, for the Company to regain compliance.

The Notice has no immediate effect on the listing or trading of the Company’s common stock, although there can be no assurances that further delays in the filing of the Form 10-Q will not have an impact on the listing or trading of the Company’s common stock. While the Company can provide no assurances as to timing, the Company is working diligently and plans to file the Form 10-Q as soon as practicable to regain compliance with the Listing Rule.

Forward-Looking Statements

This press release contains certain statements that may be deemed to be “forward-looking statements” within the federal securities laws, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Statements that are not historical are forward- looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our Company, our industry, our beliefs and our assumptions. Such forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are subject to a number of risks and uncertainties (some of which are beyond our control) that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. These risks include risks relating to agreements with third parties; our ability to raise funding in the future, as needed, and the terms of such funding, including potential dilution caused thereby; our ability to continue as a going concern; security interests under certain of our credit arrangements; our ability to maintain the listing of our common stock on the Nasdaq Capital Market; claims relating to alleged violations of intellectual property rights of others; the outcome of any current legal proceedings or future legal proceedings that may be instituted against us; unanticipated difficulties or expenditures relating to our business plan; and those risks detailed in the Company’s most recent Annual Report on Form 10-K and subsequent reports filed with the Securities and Exchange Commission.

Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law.

Investor Contact:

TRxADE Health, Inc.

2420 Brunello Trace

Lutz, Florida 33558

Email: IR@trxade.com